Filed pursuant to Rule 497(a)(1)

File No. 333-147185

Rule 482 ad

Gladstone Investment Announces Subscription Price of $       per share for Transferable Rights Offering

McLean, VA, April 21, 2008: Gladstone Investment Corp. (NASDAQ: GAIN) (the “Company”) announced today that the subscription price for its transferable rights offering, which allowed stockholders of record as of March 31, 2008 to purchase additional shares of common stock, has been set at $7.48 per share.  As previously announced, the subscription price is 93% of the volume-weighted average of the sales prices of the Company’s common stock on the NASDAQ Global Select Market for the five consecutive trading days ending on the expiration date of April 21, 2008. All of the rights expired at 5:00PM EDT Monday, April 21, 2008.

The Company will announce the final results of the rights offering upon the completion of the closing of the offering, which the Company expects to occur on April 28, 2008.

Gladstone Investment Corporation is an investment company that seeks to make debt and equity investments in small and mid-sized private businesses in the U.S. in connection with acquisitions, changes in control and recapitalizations.  For more information please visit our website at www.GladstoneInvestment.com

For further information contact Investor Relations at 703-287-5835.

This press release may include statements that may constitute “forward-looking statements,” including statements with regard to the future performance of the Company.  Words such as “believes,” “expects,” “anticipates,” “estimated,” “approximately” “projects” and “future” or similar expressions are intended to identify forward-looking statements.  These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans that are believed to be reasonable as of the date of this press release.  Factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption “Risk factors” of the Company’s Prospectus dated January 14, 2008, as filed with the Securities and Exchange Commission on March 24, 2008. These forward-looking statements also include unknown risks and uncertainties, including the completion of the Offering, the development of an active trading market for the rights, the amount of proceeds of the Offering, the availability of attractive investment opportunities, management’s ability to identify investment opportunities that will balance the significance of other investments in the Company’s portfolio, and the effect of the Offering on future distributions by the Company.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.